For Immediate Release

Silverado Gold Mines Update May 17, 2008

Vancouver, BC, Canada: May 17, 2008 (Silverado – OTCBB: SLGLF/ Frankfurt: SLGL). Silverado Gold Mines Ltd. announces that it was the subject of a cease trade order by the British Columbia Securities Commission (‘BCSC’), dated May 13, 2008.

The Executive Director of the BCSC ordered that trading in Silverado cease in the province of British Columbia until the company files material change reports, together with previously disseminated news releases concerning its disclosure of gold mineral resources on its Alaska properties.

More specifically, the Executive Director (BCSC) ordered that trading in the securities of Silverado cease until :

1.

“Silverado files a news release and material change report disclosing a material change to gold mineral resources on its Alaskan properties”. (This pertains to Silverado’s Investor Facts Sheet of July 27, 2007, posted on the company’s website.)

2.

“Silverado files a news release and material change report disclosing the results of a preliminary assessment for gold on its Alaskan properties.” (This requires the company file with the BCSC a material change report together with a copy of its previously disseminated news release issued April 16, 2008.)

3.

“Silverado files a news release and material change report disclosing an inferred mineral resource and the results of a preliminary assessment for stibnite on its Alaskan properties.” (This requires the company file with the BCSC a material change report together with a copy of its previously disseminated news release issued May 5, 2008.)

4.

“Silverado files a news release and material change report disclosing the Memorandum of Understanding, and files the Memorandum of Understanding.” (This requires the company file with the BCSC a material change report together with a copy of its previously disseminated news release issued December 22, 2006, in relation to the company’s green fuel project.)

5.	“Either:

	a.	Silverado files a preliminary prospectus and prospectus in the required form for the Distributions, and the Executive Director issues receipts for the preliminary prospectus and prospectus, or

b.

Silverado files Reports of Exempt Distribution, if Silverado relied on exemptions from the registration and prospectus requirements of the Act for Distributions that were available to it and require a Report of Exempt Distribution.”

The company, and its legal counsel, are presently preparing the necessary documentation for filing, including Reports of Exempt Distribution, to satisfy the concerns of the BCSC, and anticipate that a further corrective news release will be issued in the immediate future.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com Silverado Green Fuel Inc. www.silveradogreenfuel.com

This Press Release / Newsletter may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's expectations and beliefs, and involve risks and uncertainties. These statements may involve known and unknown risks and uncertainties and other factors that may cause the actual results to be materially different from the results implied herein. Readers are cautioned not to place undue reliance on the forward-looking statements made in this Press Release.

Contact Information - Silverado Gold Mines Ltd.

Trading Symbols - OTC BB – SLGLF, FRANKFURT – SLGL. Silverado Gold Mines Ltd. www.silverado.com

Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519

Investor Relations: E-mail: ir@silverado.com ; Media & Public Relations : E-mail: jay@silverado.com Toll Free: 1-800-665-4646 (Canada and USA only)

This Press Release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's expectations and beliefs, and involve risks and uncertainties. These statements may involve known and unknown risks and uncertainties and other factors that may cause the actual results to be materially different from the results implied herein. Readers are cautioned not to place undue reliance on the forward-looking statements made in this Press Release.

SILVERADO GOLD MINES LTD. / SILVERADO GREEN FUEL INC.
Suite 1820 - 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3, Telephone: (604) 689-1535, Facsimile: (604) 682-3519
Investor Relations: E-mail: ir@silverado.com ; Public Relations : E-mail: pr@silverado.com ; Toll Free: 1-800-665-4646 (Canada and USA only)
Silverado Gold Mines Ltd. www.silverado.com Silverado Green Fuel Inc. www.silveradogreenfuel.com

This Press Release / Newsletter may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's expectations and beliefs, and involve risks and uncertainties. These statements may involve known and unknown risks and uncertainties and other factors that may cause the actual results to be materially different from the results implied herein. Readers are cautioned not to place undue reliance on the forward-looking statements made in this Press Release.